MFS® VARIABLE INSURANCE TRUSTSM  Prospectus

MAY 1, 2007  Initial Class

MFS® RESEARCH INTERNATIONAL SERIES

This Prospectus describes one series of the MFS Variable Insurance Trust (referred to as the Trust):

  1.  MFS Research International Series seeks capital appreciation.

The Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS		Page
I	Risk Return Summary	1

1.	MFS Research International Series	1

II	Expense Summary	4

III	Certain Investment Policies and Risks	4

IV	Management of the Fund	5

V	Description of Share Classes	7

VI	How to Purchase, Redeem, and Exchange Shares	8

VII	Other Information	10

VIII	Financial Highlights	11

MFS Variable Insurance Trust (referred to as the Trust) offers Initial Class shares of its 16 series (referred to as the funds) to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans, and to other eligible investors. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One of these is described below.

I  RISK RETURN SUMMARY

1: MFS Research International Series

>  Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

>  Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a relatively high percentage of the fund's assets in a single country or a small number of countries.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund's assets in companies of any size.

MFS may also invest the fund's assets in derivatives.

A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by broad market sectors.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

>  Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

•  Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

•  Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

•  Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

•  Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

•  Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

•  Geographic Concentration Risk: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Investment risks which are common to all the funds are described under the caption "Certain Investment Policies and Risks" below.

>  Bar Chart and Performance Table

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance.

The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, they would reduce these returns.

Bar Chart

The bar chart shows changes over time in the annual total returns of Initial Class shares for each calendar year since initial offering, assuming the reinvestment of distributions.

The total return for the three-month period ended March 31, 2007 was 2.35%. During the periods shown in the bar chart, the highest quarterly return was 10.47% (for the calendar quarter ended March 31, 2006) and the lowest quarterly return was (1.21)% (for the calendar quarter ended June 30, 2006).

Performance Table

This table shows how the average annual total returns of the fund compare to a broad measure of market performance, and assumes the reinvestment of distributions.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	Life#
Research International Series—Initial Class Shares	25.67%	28.30%
Benchmark Comparisons (Returns Before Taxes)
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index*†	26.86%	26.63%

#  Life refers to the period from the commencement of the fund's investment operations, April 29, 2005, through December 31, 2006.

*  Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

†  Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

The fund commenced investment operations on April 29, 2005, with the offering of Initial Class shares and Service Class shares.

II EXPENSE SUMMARY

>  Expense Table–—Initial Class

This table describes the fees and expenses that you may pay when you hold shares of a fund. These expenses do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses had been included, your expenses would be higher. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

	Research International Series
Management Fee	0.90%
Distribution and Service (12b-1) Fees	N/A
Other Expenses(1)	1.87%
Total Annual Fund Operating Expenses(1)	2.77%
Fee Reduction	(1.67	)%(2)
Net Expenses(1)	1.10%

(1)  The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(2)  MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

>  Example of Expenses

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

•  You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•  Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•  The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Series	1 Year	3 Years	5 Years	10 Years
Research International Series
Initial Class	$112	$701	$1,316	$2,977

III CERTAIN INVESTMENT POLICIES AND RISKS

>  Common Investment Risks

The following risks are common to the funds.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

Management Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

>  Turnover

MFS may engage in active and frequent trading in pursuing each fund's, except for MFS Money Market Series', principal investment strategies. Frequent trading increases transaction costs, which may reduce a fund's return.

>  Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

>  Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

IV MANAGEMENT OF THE FUND

>  Investment Adviser

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing each fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

For the fiscal year ended December 31, 2006, each fund paid MFS an effective management fee equal to the percentage of the fund's average daily net assets as set forth below. The management fee set forth in each fund's Investment Advisory Agreement is the percentage of the funds' average daily net assets as set forth below.

Fund	Effective Management Fee	Management Fee As Set Forth in the Investment Advisory Agreement
MFS Core Equity (formerly Capital Opportunities) Series	0.75%	0.75%
MFS Emerging Growth Series	0.75%	0.75%
MFS Investors Growth Stock Series	0.75%	0.75%
MFS Investors Trust Series	0.75%	0.75%
MFS Research Series	0.75%	0.75%
MFS Value Series	0.75%	0.75%
MFS High Income Series	0.73%	0.75%
MFS Strategic Income Series	0.73%	0.75%
MFS Research Bond Series	0.50%	0.60%
MFS Money Market Series	0.50%	0.50%
MFS Mid Cap Growth Series	0.75%	0.75%
MFS Utilities Series	0.74%	0.75%
MFS Research International Series	0.90%	0.90%
MFS New Discovery Series	0.90%	0.90%
MFS Total Return Series	0.73%	0.75%
MFS Global Equity Series	1.00%	1.00%

MFS has agreed in writing to reduce its management fee for the following funds to the percentage annually of the fund's average daily net assets as set forth below. The written agreements for all of these funds except for the MFS High Income Series and MFS Strategic Income

Series were effective prior to January 1, 2006 and will remain in effect until modified by the funds' Board of Trustees and MFS. The written agreements for the MFS High Income Series and the MFS Strategic Income Series were effective August 1, 2006 and will remain in effect until modified by the funds' Board of Trustees and MFS.

Fund	Management Fee Reduced
MFS Core Equity (formerly Capital Opportunities) Series	From 0.75% to 0.65% of average daily net assets over $1 billion

MFS Emerging Growth Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Research Series

MFS Value Series

MFS High Income Series MFS Strategic Income Series	From 0.75% to 0.70% of the first $1 billion; 0.65% of average daily net assets over $1 billion

MFS Research Bond Series	From 0.60% to 0.50%

MFS Mid Cap Growth Series MFS Utilities Series	From 0.75% to 0.70% of average daily net assets over $1 billion

MFS New Discovery Series	From 0.90% to 0.80% of average daily net assets over $1 billion

MFS Total Return Series	From 0.75% to 0.65% of average daily net assets over $3 billion

MFS Global Equity Series	From 1.00% to 0.90% of average daily net assets over $1 billion

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in each fund's most recent annual report for the one year period that ends December 31.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $187 billion as of December 31, 2006.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States

District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, the following information is generally available to you on the MFS Web site (mfs.com) by clicking "Products and Performance," then "Variable Insurance Trust," and then on a fund name:

INFORMATION	APPROXIMATE DATE OF POSTING TO WEB SITE
Fund's top 10 securities holdings as of each month's end	14 days after month end

Fund's full securities holdings as of each month's end	24 days after month end

If a fund has substantial investments in both equity securities and debt instruments, the fund's top ten equity holdings and top ten debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

>  Portfolio Manager(s)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Fund	Portfolio Manager	Primary Role	Since	Title and Five Year History
Research International Series	Jose Luis Garcia	Portfolio Manager; provides general oversight over a team of analysts.	2005	Vice President of MFS; employed in the investment management area of MFS since 2002; Chief Executive Officer for Telefonica B2B in Mexico City from 2000 to 2002.

	Thomas Melendez	Portfolio Manager; provides general oversight over a team of analysts.	2005	Vice President of MFS; employed in the investment management area of MFS since 2002; Emerging Market Product Specialist for Schroders Investment Management North America from 1999 to 2002.

>  Administrator

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

>  Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

>  Shareholder Servicing Agent

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the assets in the funds plus out-of-pocket expenses.

V DESCRIPTION OF SHARE CLASSES

The Trust offers Initial Class and Service Class shares of each fund (except the Money Market Series which only offers Initial Class shares). Initial Class shares are offered through this prospectus. If you would like to receive a copy of the prospectus for Service Class shares, please call the MFS Service Center.

The trust offers Initial Class shares of its funds to separate accounts established by insurance companies to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans, and to any other person or plan permitted to hold shares of the trust pursuant to applicable Treasury Regulations without impairing the ability of insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code (the "Code").

>  Record Owner Compensation

Insurance companies, plan sponsors, and other eligible investors to whom shares of the funds are offered (collectively, together with their affiliates, "Record Owners") receive various forms of compensation in connection with the sale of shares of the funds and/or the servicing of accounts. Record Owners may receive such compensation (i) with respect to Service Class shares only, in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution and service payments received by MFD from the funds, and (ii) with respect to each class of shares, in the form of payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, Record Owners may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the Record Owner. In addition, the compensation that Record Owners receive may vary by class of shares sold and among Record Owners. Depending upon the arrangements in place at any particular time, Record Owners may have a financial incentive to recommend a particular fund or share class.

Record Owners may receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees."

In addition, Record Owners may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the funds' prospectus. MFD compensates Record Owners based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the Record Owner, the level of assets attributable to and/or sales by the Record Owner, and the quality of the overall relationship with the Record Owner.

You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. Record Owners may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your Record Owner for information about any payments it receives from MFD and any services it provides, as well as about any fees and/or commissions it charges. Record Owners that market the funds may also act as, or be affiliated with, a broker/dealer in connection with a funds' purchase or sale of portfolio securities. However, the funds and MFS do not consider Record Owners' purchases of shares of a fund as a factor when choosing brokers/dealers to effect portfolio transactions for the fund.

VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, plans, and other eligible investors that are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interests in the fund's shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the fund is made.

Insurance companies, plan sponsors, and other eligible investors are the designees of the trust for receipt of purchase, exchange, and redemption orders from contract holders and plan beneficiaries. An order submitted to the funds' designee by the valuation time will receive the net asset value next calculated, provided that the trust receives notice of the order generally by 10:00 a.m., Eastern time, on the next day on which the New York Stock Exchange is open for trading.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

>  How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund. You can exchange shares of your fund for shares of any of the other fund described in this prospectus at net asset value (if shares of that fund are available for purchase by the insurance company separate account, plan, or other eligible investor through which your investment in the fund is made). See the Prospectus or other materials for the investment vehicle through which your investment in the fund is made for a further discussion of the exchange privilege.

>  Other Considerations

Frequent Trading

•  Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

•  Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict or reject a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

The MFS funds may rely upon the insurance company, plan or eligible investor's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS fund's policy if MFSC believes that such policy is reasonably designed to identify and curtail trading activity that is not in the best interests of the fund. The insurance company, plan or other eligible investor through which your investment in a fund is made may impose transfer limitations and other limitations designed to curtail frequent trading which may be more or less restrictive than the MFS fund's policy. In addition, the terms of a particular insurance company, plan or other eligible investment vehicle may also limit the ability of the insurance company, plan or other eligible investor to address frequent trading. Please refer to your insurance company contract, plan or other material for the investment vehicle through which your investment in a fund is made for details.

•  Limitations on the Ability to Detect and Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

The MFS funds receive purchase, exchange, and redemption orders through insurance company and retirement plans which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain insurance companies offering variable insurance products and retirement plans. MFSC is generally not able to identify frequent trading by a particular underlying shareholder within an omnibus account which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts and the level of cooperation provided by the financial intermediary, and in light of efforts made by certain shareholders to evade these policies, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders.

•  Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund may, consistent with applicable federal law, redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.

Potential Conflicts. Shares of the funds are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the funds intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more funds. This might force a fund to sell securities at disadvantageous prices.

VII OTHER INFORMATION

>  Valuation

The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent a fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value for each fund except for the MFS Money Market Series, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost. To determine net asset value for the MFS Money Market Series, the fund's investments are generally valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of a fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of a fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, a fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating a fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

>  Distributions

Each fund except the MFS Money Market Series intends to declare and pay a dividend to shareholders at least annually.

The MFS Money Market Series intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

>  Distribution Options

Dividends and capital gain distributions will automatically be reinvested in additional shares of the series.

>  Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the funds may have on your particular tax situation, including possible foreign, state, and local taxes.

Each fund is treated as a separate corporation for federal income tax purposes. As long as a fund qualifies for treatment as a regulated investment company (which each has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each fund intends to continue to diversify its assets to satisfy the federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of each fund are offered to insurance company separate accounts, qualified retirement plans and pension plans, and other eligible investors. You should consult with the insurance company, qualified retirement plans and pension plans, and other eligible investors through which your investment in the funds is made to understand the tax treatment of your investment.

VIII FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in a fund is made. If these fees and expenses were included, they would reduce returns. This information has been audited by the fund's independent registered public accounting firm, whose report, together with each fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund's independent registered public accounting firm is Deloitte & Touche LLP.

1. MFS Research International Series—Initial Class

	Years Ended December 31,
	2006	2005(c)
Net asset value — beginning of period	$11.84	$10.00
Income (loss) from investment operations —
Net investment income(d)	$0.18	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	2.03
Total from investment operations	$3.03	$2.08
Less distributions declared to shareholders —
From net investment income	$(0.13)	$(0.07)
From net realized gain on investments and foreign currency transactions	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.43)	$(0.24)
Net asset value — end of period	$14.44	$11.84
Total return(k)(r)(s)	25.67%	20.85	%(n)
Ratios (to average net assets) and Supplemental data:
Expenses before expense reductions(f)	2.77%	4.03	%(a)
Expenses after expense reductions(f)	1.10%	1.10	%(a)
Net investment income	1.36%	0.66	%(a)
Portfolio turnover	130%	95%
Net assets at end of period (000 omitted)	$32,437	$5,878

(a)  Annualized.

(c)  For the period from the commencement of the series' investment operations, April 29, 2005, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(k)  The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)  Not annualized.

(r)  Certain expenses have been reduced without which performance would have been lower.

(s)  From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

MFS VARIABLE INSURANCE TRUST

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of each Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS® VARIABLE INSURANCE TRUSTSM, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about each fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on each fund's performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated May 1, 2007, provides more detailed information about each fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116-3741
Telephone: 1-800-637-8730
Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room
Securities and Exchange Commission
100 F Street, N.E., Room 1580
Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. Reports and other information about each fund are available on the Edgar Database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund's Investment Company Act file number is 811-8326.